AMENDED THROUGH SEPTEMBER 10, 19961

                1992 DIRECTORS STOCK OPTION PLAN

                               OF

                     CUC INTERNATIONAL INC.


1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to directors of CUC
     International Inc., a Delaware corporation (the "Company").

2. STOCK SUBJECT TO THE PLAN. Options may be granted as provided herein to purchase in the aggregate not more than Six Hundred Seventy-Five Thousand (675,000) shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"). Each individual who on August 28, 1992 was a director (but not an employee) of the Company was granted on such date options with respect to sixty-seven thousand five hundred (67,500) shares of Common Stock. Each individual who after August 28, 1992 becomes a director (but not an employee) of the Company, on the date of his election to the Board of Directors, shall be granted an option to purchase sixty-seven thousand five hundred (67,500) shares of Common Stock. Such shares may, in the discretion of the Committee, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Such options shall be considered "non-qualified stock options," within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). No director to whom any options are granted hereunder shall be eligible to receive any additional options under the Plan. Subject to the provision of Paragraph 11, any shares subject to an option which for any reason expires, is canceled or is terminated unexercised as to such shares shall again become available for option under the Plan.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee (the "Committee") consisting of not less than two members of the Board of Directors, each of whom shall be a Non-Employee Director of the Company within the meaning of Rule 16b-3 or its successors under the Securities Exchange Act of 1934, as amended (the "34 Act"). A majority of the members shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to make all determinations necessary or advisable for administering the Plan; and, with the consent of the optionee, to modify an option, provided such option as modified does not violate the terms of the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

     No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In their performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be 100% of the fair market value of the Common Stock on the date of grant. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

5. TERM OF OPTION. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at the time such option is granted. Options shall be subject to earlier termination as hereinafter provided.

6. EXERCISE OF OPTION. An option or any part or installment thereof shall be exercised by giving written notice to the Company at its principal office (at present 707 Summer Street, Stamford, Connecticut 06901), specifying the number of shares as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Stock Option Contract permits installment payments) (i) in cash or by certified check, (ii) with previously acquired shares of Common Stock having an aggregate exercise price of all options being exercised, or (iii) any combination thereof.

     The Company shall have the right to deduct and withhold from any cash otherwise payable to an optionee, or require that an optionee make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its liability to withhold
     Federal, state or local income of FICA taxes incurred by reason of the grant or exercise of an option.

     Certificates representing the shares purchased shall be issued as promptly as practicable, provided that the Company may postpone issuing certificates for such shares for such time as the Company, in its sole discretion, may deem necessary or desirable in order to enable it to comply with any requirements of the Securities Act of 1933, as amended ("Securities Act"), the 34 Act, any Rules or Regulations of the Securities and Exchange Commission promulgated under either the foregoing acts, the listing requirements of any securities exchange on which the Company's Common Stock may now or hereafter be listed, or any applicable laws of any jurisdiction relating the authorization, issuance or sale of securities. With respect to persons subject to Section 16 of the 34 Act, the Company reserves the right to defer distribution of share certificates issuable upon exercise of an option by such person until at least six months have elapsed from the date of grant of the option. The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares in payment of an option exercise price shall have the rights of a shareholder with respect to such previously acquired shares. In no case may a fraction of a share be purchased or issued under the Plan.

7.   TERMINATION OF DIRECTOR'S TERM.

          (a) In the event that the term of an optionee's membership on the Board of Directors expires because the optionee (i) loses an election for a position on the Board of Directors, (ii) resigns from the Board of Directors prior to attaining age 65 or (iii) fails to seek election to the Board of Directors for a term commencing prior to his attainment of age 62 (in any case, other than on account of death or physical or mental disability), options granted to such optionee shall remain exercisable until expiration of one month after the expiration of such optionee's term, at which time such options shall expire.

          (b) In the event that the term of an optionee's membership on the Board of Directors expires because of the optionee's resignation after age 65 or failure to seek election to the Board of Directors for a term commencing after his attainment of age 62, options granted to such optionee shall remain exercisable until the expiration of five years after the expiration of such optionee's term, at which time such options shall expire.

          (c) In the event that the term of an optionee's membership on the Board of Directors expires because of the optionee's physical or mental disability (unless such expiration is described in subsection (b) hereof) or death, options granted to such optionee shall become immediately exercisable by his executor, administrator or other person at the time entitled by law to his rights under the option and shall remain exercisable until the expiration of one year after the expiration of such optionee's term, at which time such options shall expire.

          (d) In the event that an optionee is removed from the Board of Directors by the shareholders of the Company or by the Board of Directors, options granted to such optionee shall expire immediately upon such removal or disqualification.

          (e) For the purposes of this Section 7 only, in the case of an optionee who is appointed by the Board of Directors as a "director emeritus" of the Company, the "term" of such optionee's "membership on the Board of Directors" shall not be deemed to terminate or expire until such time as such optionee ceases for any reason to be a director emeritus of the Company. If such optionee ceases to be a director emeritus because of physical or mental disability or death, the provisions of Section 7(c) shall apply; if such optionee ceases to be a director emeritus because of removal by the Board of Directors, the provisions of Section 7(d) shall apply; if such optionee ceases to be a director emeritus for any other reason, the provisions of
          Section 7(b) shall apply.

8. CHANGE IN CONTROL. In the event of a change in control, as hereinafter defined, options granted under this Plan shall become immediately exercisable, provided that such change in control occurs after the initial vesting of an option grant. A "change in control" shall be deemed to have occurred if
     (i) a tender offer shall be made and consummated for the ownership of 51% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the 34 Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary, or (iv) a person, within the meaning of Section 3(a)(9) or of
     Section 13(d)(3) (as in effect on the date hereof) of the 34 Act, shall acquire 25% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the 34 Act.

9. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Stock Option Contract, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee, and which may provide, among other things, that in the event of the exercise of such option, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will be acquired for investment and not with a view to distribution thereof, and that such shares may not be sold except in compliance with the applicable provisions of the Securities Act.

10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. The number and kind of shares reserved for issuance hereunder may be equitably adjusted, in the discretion of the Committee, in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, stock repurchase, exchange of shares, warrants or rights offering to purchase stock at a price substantially below fair market value or other similar corporate event affecting the stock, in order to preserve the benefits intended to be made available under the Plan. In the event of any of the foregoing, the number and kind of shares subject to any outstanding option granted pursuant to the Plan and the exercise price of any such option shall be equitably adjusted (including by payment of cash to the holder of such option) in the discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to the holder of an option granted pursuant to the Plan. The determination of the Committee as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjustments shall be subject to the same vesting schedule and restrictions to which the underlying option is subject. No fractional shares of Company stock shall be reserved or authorized or made subject to any outstanding option by any such adjustment.

11. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on August 28, 1992. No options may be granted under the Plan after the tenth anniversary of that date. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option.

12. TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall be transferable by the optionee only pursuant to the
     following  methods:   by will or the  laws  of  descent  and
     distribution; pursuant to a domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; or as a gift to family members of the optionee, trusts for the benefit of family members of the optionee or charities or other not-for-profit organizations. Except to the extent provided in this Paragraph and Paragraph 7(c), options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), shall not be subject to execution, attachment or similar process, and may be exercised during the lifetime of the holder thereof only by such holder.

13. STOCKHOLDERS' APPROVAL. The Plan shall be subject to approval by a majority of the Company's outstanding stock entitled to vote thereon at the next annual or special meeting of its stockholders to be held to consider such approval and no options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

14. GOVERNING LAW. The Plan and all rights hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware.

15. COMPLIANCE WITH RULE 16b-3. All transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 34 Act, regardless of whether such conditions are set forth in the Plan. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
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1 Gives effect to October 21, 1996 stock split.